UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2003

Valley Community Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	000-30447	91-1913479

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identi- fication Number)

1307 East Main, Puyallup, Washington 98372
(Address of principal executive offices/Zip Code)

Registrant’s telephone number, including area code: (253) 848-2316

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibit 99: Press Release dated October 27, 2003

Item 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 27, 2003, Valley Community Bancshares, Inc. released earnings information for the third quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99 to this Report.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EXHIBIT 99

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: October 27, 2003.

VALLEY COMMUNITY BANCSHARES, INC.
By:	/s/ Joseph E. Riordan

Joseph E. Riordan Executive Vice President/CFO

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